Exhibit 99.1

Amedisys Investor Presentation
December 2014
Amedisys®

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings.
We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.
Amedisys® 2

Amedisys Snapshot
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
OREGON IDAHO WYOMING SOUTH DAKOTA IOWA ILLINOIS INDIANA OHIO PENNSYLVANIA NEW YORK MAINE
CALIFORNIA NEVADA UTAH COLORADO NEBRASKA KANSAS MISSOURI
ARIZONA NEW MEXICO TEXAS OKLAHOMA ARKANSAS LOUISIANA MISSISSIPPI
ALASKA HAWAII
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY DELAWARE WASHINGTON, D.C.
MARYLAND WEST VIRGINIA
VIRGINIA KENTUCKY TENNESSEE NORTH CAROLINA SOUTH CAROLINA ALABAMA GEORGIA FLORIDA PUERTO RICO
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (80 locations)
Overview
Founded in 1982, publicly listed 1994
396 care centers in 34 states
13,000 employees
55,000 patients currently on census
2013 revenue of $1.2 billion
Amedisys® 3

Business Overview
Business $ (in millions) / % of Revenue Revenue per Visit / Revenue per Day Gross Margin % Reimbursement Type
Home Health
Medicare $185 / 62% $156 45.1% 60-day episode of care
Non-Medicare Episodic $18 / 6% $154 44.4% 60-day episode of care
Non-Medicare Per Visit $34 / 11% $113 24.6% Per visit
Total Home Health $237 / 79%
Hospice $63 / 21% $149 48.1% 96% routine care; daily rate
Total $300 / 100%
Based on 3Q14 financials. Gross margin computed by subtracting cost per visit from revenue per visit in home health and cost per day from hospice revenue per day
Amedisys® 4

Adjusted Summary Financials – Quarterly
($ in millions, except per share data) 3Q13(1) 4Q13(2) 1Q14(3) 2Q14(4) 3Q14(1)
Net Revenue $301 $303 $299 $305 $300
Gross Margin % 41.8% 40.9% 41.0% 43.4% 43.3%
Consolidated G&A Expenses 127 126 126 117 113
EBITDA $9 $8 $5 $22 $24
EBITDA Margin 2.9% 2.5% 1.8% 7.3% 7.9%
EPS ($0.01) ($0.07) ($0.07) $0.25 $0.28
GAAP EPS ($2.89) ($0.30) ($0.39) $0.24 $0.26
1. The financial results for the three-month periods ended September 30, 2013 and September 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on October 29, 2014
2. The financial results for the three-month period ended December 31, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on March 12, 2014
3. The financial results for the three-month period ended March 31, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on May 8, 2014
4. The financial results for the three-month period ended June 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on July 30, 2014
Amedisys®

Amedisys Turnaround
Portfolio Rationalization
3Q13 3Q14
Summary of Exit Activity # of Locations Annual Revenue per Care Center ($MM) # of Locations Annual Revenue per Care Center ($MM)
Home Health 377 2.5 316 3.0
Hospice 94 2.7 80 3.2
Total 471 2.6 396 3.0
Home Health Gross Margin Improvements
$92.00 44.0%
42.8% 43.0%
42.1%
$88.00 42.0%
40.5% 41.0%
Cost per Visit
$84.00 39.4% 39.5% 40.0%
$80.00 39.0%
38.0%
$76.00 37.0%
Q313 Q413 Q114 Q214 Q314
Adj. Gross Margin
Consolidated G&A Expense Reductions
130
- G&A reduced 11% y/y
125 - $14MM y/y reduction
120
115 127 126 126
110 117
Adjusted G&A Expenses ($MM)
113
105
Q313 Q413 Q114 Q214 Q314
Revenue and EBITDA Margin
325 9.0%
7.9%
320 7.3% 8.0%
315 7.0%
310 6.0%
Revenue ($MM)
305 5.0%
300 4.0%
295 2.9% 2.5%
290 1.8%
3.0%
Adj. EBITDA Margin
285 2.0%
280 1.0%
275 0.0%
Q313 Q413 Q114 Q214 Q314
Amedisys® 6

2015 Focus
Clinical excellence
First priority is to provide the best quality care for our patients
Focused on measured outcomes, including patient / family satisfaction and likelihood to recommend
Organic growth
Continue to target market share capture in home health for organic growth
Hospice growth will be key as we seek to reverse ADC declines
Incremental operating efficiency
Incremental efficiencies in cost of revenue and field and corporate G&A
Disciplined capital allocation strategy
Continue to emphasize delevering the balance sheet
Amedisys®

Home Health Segment
($ in millions) 3Q13 (1) 2Q14 (2) 3Q14 (1)
Net Revenue $237 $244 $237
Adj. Gross Margin % 40.5% 42.8% 42.1%
Key Operating Statistics
Medicare admissions 45,420 43,974 42,839
Revenue per episode $2,822 $2,845 $2,834
Medicare recert rate 37.1% 37.4% 38.0%
Cost per visit $87.31 $85.08 $85.47
Operating stats above include some contribution from closed/consolidated care centers
In 3Q14, our same store Medicare admissions growth was 3% and same store Medicare recertifications were up 5%
1. The financial results for the three-month periods ended September 30, 2013 and September 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on October 29, 2014
2. The financial results for the three-month period ended June 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on July 30, 2014
Amedisys®

Hospice Segment
($ in millions) 3Q13 (1) 2Q14 (2) 3Q14 (1)
Net Revenue $64 $61 $63
Adj. Gross Margin % 46.5% 46.0% 48.0%
Key Operating Statistics
Average daily census 4,917 4,649 4,596
Admissions 4,352 4,350 4,002
Revenue per day $142.52 $145.44 $149.16
Cost per day $75.79 $78.24 $77.38
Operating stats above include some contribution from closed/consolidated care centers
In 3Q14, our same store average daily census was down 2%
1. The financial results for the three-month periods ended September 30, 2013 and September 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on October 29, 2014
2. The financial results for the three-month period ended June 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on July 30, 2014
Amedisys®

Summary Balance Sheet
Assets ($ in MM) 12/31/13 9/30/14
Cash $17 $6
Accounts Receivable, net 111 103
Property and Equipment 159 141
Goodwill 209 206
Other 230 226
Total Assets 726 682
Liabilities and Equity
Other Liabilities $157 $148
Senior Debt 47 46
2nd Lien Term Loan -- 70
DOJ Settlement Reserve 150 35
Equity 372 383
Total Liabilities and Equity 726 682
Total Leverage Ratio 2.9x 2.1x
Days Sales Outstanding 32 31
Amedisys®

Contact Information
Dale Redman
Interim Chief Financial Officer dale.redman@amedisys.com
David Castille
Managing Director, Finance david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd. Baton Rouge, LA 70816 Office: 225.292.2031
Amedisys®